Supplemental Exhibit

(Unaudited)

Financial Results as Adjusted for
Accounting Standards Update for Investments in
Qualified Affordable Housing Projects (ASU 2014-01)

unum GROUP®

Unum Group
Supplemental Exhibit for ASU 2014-01

 TABLE OF CONTENTS
(Dollars in millions, except share data and where noted)
Unaudited

Unum Group Consolidated Balance Sheets - Adjusted for ASU 2014-01

	December 31
	2014	2013
Assets
Investments
Fixed Maturity Securities	$45,064.9	$42,344.4
Mortgage Loans	1,856.6	1,815.1
Policy Loans	3,306.6	3,276.0
Other Long-term Investments	545.0	536.5
Short-term Investments	974.3	913.4
Total Investments	51,747.4	48,885.4

Other Assets
Cash and Bank Deposits	102.5	94.1
Accounts and Premiums Receivable	1,634.7	1,647.8
Reinsurance Recoverable	4,906.4	4,806.5
Accrued Investment Income	696.1	700.2
Deferred Acquisition Costs	1,901.3	1,829.2
Goodwill	198.7	200.9
Property and Equipment	531.7	511.9
Income Tax Receivable	69.5	50.3
Other Assets	661.9	647.8
Total Assets	$62,450.2	$59,374.1

Liabilities
Policy and Contract Benefits	$1,529.3	$1,511.0
Reserves for Future Policy and Contract Benefits	45,929.4	43,099.1
Unearned Premiums	396.6	413.8
Other Policyholders' Funds	1,657.8	1,658.4
Deferred Income Tax	62.0	134.0
Short-term Debt	151.9	—
Long-term Debt - Non-recourse	398.4	440.0
Long-term Debt - All Other	2,230.3	2,172.0
Other Liabilities	1,572.6	1,305.9
Total Liabilities	53,928.3	50,734.2

Stockholders’ Equity
Common Stock	30.2	36.1
Additional Paid-in Capital	2,221.2	2,634.1
Accumulated Other Comprehensive Income	166.4	255.0
Retained Earnings	7,302.3	8,064.0
Treasury Stock	(1,198.2)	(2,349.3)
Total Stockholders’ Equity	8,521.9	8,639.9
Total Liabilities and Stockholders’ Equity	$62,450.2	$59,374.1

Unum Group Metrics - Adjusted for ASU 2014-01

	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014

Leverage Ratio	25.3%	25.2%	24.2%	23.8%	23.0%	25.5%	24.1%	24.0%	25.4%

Book Value (in millions)
Total Stockholders' Equity, As Reported	$8,604.6	$8,547.0	$8,367.0	$8,653.5	$8,639.9	$8,933.4	$9,218.3	$9,216.6	$8,521.9
Net Unrealized Gain on Securities	873.5	792.4	295.6	427.4	135.7	325.3	501.2	462.0	290.3
Net Gain on Cash Flow Hedges	401.6	399.6	405.5	397.2	396.3	398.0	369.5	383.5	391.0
Total Stockholders' Equity, As Adjusted	7,329.5	7,355.0	7,665.9	7,828.9	8,107.9	8,210.1	8,347.6	8,371.1	7,840.6
Foreign Currency Translation Adjustment	(72.6)	(142.5)	(141.6)	(73.4)	(47.1)	(39.5)	(9.3)	(69.5)	(113.4)
Subtotal	7,402.1	7,497.5	7,807.5	7,902.3	8,155.0	8,249.6	8,356.9	8,440.6	7,954.0
Unrecognized Pension and Postretirement Benefit Costs	(574.5)	(563.8)	(342.8)	(341.6)	(229.9)	(229.4)	(229.5)	(227.4)	(401.5)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income	$7,976.6	$8,061.3	$8,150.3	$8,243.9	$8,384.9	$8,479.0	$8,586.4	$8,668.0	$8,355.5

	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014
Book Value (per share)
Total Stockholders' Equity, As Reported	$31.84	$32.02	$31.75	$33.14	$33.23	$34.68	$36.19	$36.58	$33.78
Net Unrealized Gain on Securities	3.23	2.97	1.12	1.64	0.52	1.26	1.97	1.83	1.15
Net Gain on Cash Flow Hedges	1.48	1.50	1.54	1.52	1.52	1.55	1.44	1.52	1.55
Total Stockholders' Equity, As Adjusted	27.13	27.55	29.09	29.98	31.19	31.87	32.78	33.23	31.08
Foreign Currency Translation Adjustment	(0.26)	(0.53)	(0.53)	(0.28)	(0.18)	(0.16)	(0.03)	(0.27)	(0.45)
Subtotal	27.39	28.08	29.62	30.26	31.37	32.03	32.81	33.50	31.53
Unrecognized Pension and Postretirement Benefit Costs	(2.13)	(2.12)	(1.30)	(1.31)	(0.88)	(0.89)	(0.90)	(0.91)	(1.59)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income	$29.52	$30.20	$30.92	$31.57	$32.25	$32.92	$33.71	$34.41	$33.12

Unum Group Metrics - Adjusted for ASU 2014-01 - Continued

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2014
After-tax Operating Earnings per Share*	$3.13	$0.79	$0.81	$0.84	$0.84	$3.28	$0.85	$0.90	$0.86	$0.89	$3.51

*Assuming Dilution

	Year Ended
	12/31/2012	12/31/2013	12/31/2014
Operating Return on Equity
Unum US	13.7%	13.4%	13.3%
Unum UK	12.2%	14.0%	18.3%
Colonial Life	16.7%	16.4%	16.7%
Core Operating Segments	14.1%	14.1%	14.5%
Consolidated	12.2%	11.3%	11.3%

2. 1

Unum Group Consolidated Statements of Operations - Adjusted for ASU 2014-01

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2014
Revenue
Premium Income	$7,716.1	$1,930.9	$1,905.8	$1,897.3	$1,890.7	$7,624.7	$1,938.5	$1,943.6	$1,947.2	$1,967.9	$7,797.2
Net Investment Income	2,531.3	624.7	629.9	619.0	633.3	2,506.9	615.8	632.4	611.3	632.7	2,492.2
Net Realized Investment Gain (Loss)	56.2	10.3	13.3	(26.1)	9.3	6.8	6.3	25.9	1.2	(17.3)	16.1
Other Income	227.9	62.5	56.7	54.2	56.8	230.2	53.8	54.9	54.6	55.7	219.0
Total Revenue	10,531.5	2,628.4	2,605.7	2,544.4	2,590.1	10,368.6	2,614.4	2,656.8	2,614.3	2,639.0	10,524.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	6,722.2	1,648.5	1,661.8	1,641.6	1,643.8	6,595.7	1,631.3	1,653.4	1,653.6	2,372.5	7,310.8
Commissions	917.2	238.2	220.8	222.6	227.9	909.5	236.0	229.2	232.0	238.1	935.3
Interest and Debt Expense - Non-recourse Debt	11.5	2.3	2.1	2.1	2.0	8.5	1.9	1.8	1.8	1.8	7.3
Interest and Debt Expense - All Other Debt	133.9	34.8	35.2	35.3	35.6	140.9	36.0	50.9	36.6	36.7	160.2
Deferral of Acquisition Costs	(467.3)	(118.2)	(113.3)	(117.8)	(117.5)	(466.8)	(129.0)	(124.8)	(127.8)	(142.4)	(524.0)
Amortization of Deferred Acquisition Costs	378.7	123.8	101.3	98.6	95.2	418.9	118.6	106.4	107.9	107.9	440.8
Other Expenses	1,569.7	391.6	382.5	374.4	393.4	1,541.9	389.8	390.1	393.2	479.0	1,652.1
Total Benefits and Expenses	9,265.9	2,321.0	2,290.4	2,256.8	2,280.4	9,148.6	2,284.6	2,307.0	2,297.3	3,093.6	9,982.5

Income Before Income Tax	1,265.6	307.4	315.3	287.6	309.7	1,220.0	329.8	349.8	317.0	(454.6)	542.0
Income Tax Expense	377.5	97.7	99.3	84.9	91.1	373.0	104.0	110.4	97.9	(172.4)	139.9

Net Income (Loss)	$888.1	$209.7	$216.0	$202.7	$218.6	$847.0	$225.8	$239.4	$219.1	$(282.2)	$402.1

Net Income (Loss) Per Share
Basic	$3.16	$0.78	$0.81	$0.77	$0.84	$3.20	$0.87	$0.93	$0.86	$(1.12)	$1.57
Assuming Dilution	$3.15	$0.78	$0.81	$0.77	$0.83	$3.19	$0.86	$0.93	$0.86	$(1.12)	$1.57

Unum Group Financial Results for Unum US Segment - Adjusted for ASU 2014-01

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2014
Operating Revenue
Premium Income	$4,456.5	$1,139.7	$1,131.5	$1,124.6	$1,121.3	$4,517.1	$1,152.5	$1,157.7	$1,162.7	$1,186.8	$4,659.7
Net Investment Income	948.0	232.8	228.2	230.2	228.2	919.4	223.1	218.2	214.4	223.2	878.9
Other Income	124.6	36.7	32.1	30.2	29.3	128.3	30.9	30.3	30.2	30.7	122.1
Total	5,529.1	1,409.2	1,391.8	1,385.0	1,378.8	5,564.8	1,406.5	1,406.2	1,407.3	1,440.7	5,660.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	3,238.6	807.9	814.7	810.0	789.8	3,222.4	809.5	814.8	818.0	845.8	3,288.1
Commissions	507.5	135.9	122.7	124.3	122.3	505.2	136.5	129.7	130.3	132.2	528.7
Deferral of Acquisition Costs	(249.2)	(64.0)	(60.2)	(65.3)	(62.5)	(252.0)	(74.3)	(69.6)	(70.6)	(78.2)	(292.7)
Amortization of Deferred Acquisition Costs	196.5	76.7	54.8	49.7	48.8	230.0	70.9	59.4	58.5	59.3	248.1
Other Expenses	992.9	247.5	248.7	249.4	255.2	1,000.8	256.4	256.1	259.0	272.1	1,043.6
Total	4,686.3	1,204.0	1,180.7	1,168.1	1,153.6	4,706.4	1,199.0	1,190.4	1,195.2	1,231.2	4,815.8

Income Before Income Tax and Net Realized Investment Gains and Losses	842.8	205.2	211.1	216.9	225.2	858.4	207.5	215.8	212.1	209.5	844.9
Unclaimed Death Benefits (UDB) Reserve Increase	—	—	—	—	75.4	75.4	—	—	—	—	—
Group Life Waiver of Premium Benefit (Waiver) Reserve Reduction	—	—	—	—	(85.0)	(85.0)	—	—	—	—	—
Operating Income	$842.8	$205.2	$211.1	$216.9	$215.6	$848.8	$207.5	$215.8	$212.1	$209.5	$844.9

Operating Ratios (% of Premium Income):
Income Ratio	18.9%	18.0%	18.7%	19.3%	20.1%	19.0%	18.0%	18.6%	18.2%	17.7%	18.1%
Operating Income Ratio	18.9%	18.0%	18.7%	19.3%	19.2%	18.8%	18.0%	18.6%	18.2%	17.7%	18.1%

Unum Group Financial Results for Unum US Group Disability - Adjusted for ASU 2014-01

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2014
Operating Revenue
Premium Income
Group Long-term Disability	$1,578.8	$392.7	$394.8	$385.0	$381.4	$1,553.9	$383.5	$386.2	$387.7	$396.1	$1,553.5
Group Short-term Disability	476.7	131.0	129.1	129.5	130.0	519.6	137.3	137.8	138.3	144.7	558.1
Total Premium Income	2,055.5	523.7	523.9	514.5	511.4	2,073.5	520.8	524.0	526.0	540.8	2,111.6
Net Investment Income	575.6	140.8	136.7	136.3	133.6	547.4	131.5	127.5	124.8	132.1	515.9
Other Income	93.7	27.8	22.7	23.1	22.0	95.6	21.8	22.9	22.9	23.4	91.0
Total	2,724.8	692.3	683.3	673.9	667.0	2,716.5	674.1	674.4	673.7	696.3	2,718.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,741.6	441.4	439.6	426.3	425.6	1,732.9	432.5	429.1	431.9	452.9	1,746.4
Commissions	159.3	43.6	40.7	40.3	39.4	164.0	41.4	39.8	39.7	40.3	161.2
Deferral of Acquisition Costs	(26.3)	(6.7)	(6.9)	(8.6)	(7.4)	(29.6)	(9.9)	(9.1)	(9.3)	(11.9)	(40.2)
Amortization of Deferred Acquisition Costs	18.3	5.2	5.2	5.4	5.3	21.1	6.5	6.5	6.5	6.8	26.3
Other Expenses	540.1	131.6	132.7	132.6	135.5	532.4	136.0	135.4	136.3	142.3	550.0
Total	2,433.0	615.1	611.3	596.0	598.4	2,420.8	606.5	601.7	605.1	630.4	2,443.7

Operating Income	$291.8	$77.2	$72.0	$77.9	$68.6	$295.7	$67.6	$72.7	$68.6	$65.9	$274.8

Operating Income Ratio (% of Premium Income)	14.2%	14.7%	13.7%	15.1%	13.4%	14.3%	13.0%	13.9%	13.0%	12.2%	13.0%

4. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment - Adjusted for ASU 2014-01

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2014
Operating Revenue
Premium Income
Group Life	$1,182.1	$302.2	$303.6	$305.2	$302.9	$1,213.9	$309.9	$313.2	$316.1	$323.1	$1,262.3
Accidental Death & Dismemberment	115.3	30.9	30.2	30.5	30.0	121.6	30.6	31.1	32.2	32.0	125.9
Total Premium Income	1,297.4	333.1	333.8	335.7	332.9	1,335.5	340.5	344.3	348.3	355.1	1,388.2
Net Investment Income	145.4	34.8	33.9	35.7	34.7	139.1	34.1	33.2	33.8	34.1	135.2
Other Income	1.9	0.5	0.4	0.6	0.3	1.8	0.4	0.4	0.4	0.2	1.4
Total	1,444.7	368.4	368.1	372.0	367.9	1,476.4	375.0	377.9	382.5	389.4	1,524.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	936.4	235.3	237.3	240.3	197.0	909.9	239.3	241.5	243.7	251.3	975.8
Commissions	104.6	28.4	27.2	27.4	25.9	108.9	28.5	28.0	28.3	28.5	113.3
Deferral of Acquisition Costs	(22.4)	(5.7)	(5.7)	(7.3)	(6.0)	(24.7)	(7.2)	(7.5)	(7.3)	(9.3)	(31.3)
Amortization of Deferred Acquisition Costs	13.6	4.1	3.6	4.0	3.9	15.6	5.3	5.3	5.2	5.6	21.4
Other Expenses	193.1	49.3	49.6	49.9	49.4	198.2	50.4	50.0	50.8	54.0	205.2
Total	1,225.3	311.4	312.0	314.3	270.2	1,207.9	316.3	317.3	320.7	330.1	1,284.4

Income Before Income Tax and Net Realized Investment Gains and Losses	219.4	57.0	56.1	57.7	97.7	268.5	58.7	60.6	61.8	59.3	240.4
UDB Reserve Increase	—	—	—	—	49.1	49.1	—	—	—	—	—
Group Life Waiver Reserve Reduction	—	—	—	—	(85.0)	(85.0)	—	—	—	—	—
Operating Income	$219.4	$57.0	$56.1	$57.7	$61.8	$232.6	$58.7	$60.6	$61.8	$59.3	$240.4

Operating Ratios (% of Premium Income):
Income Ratio	16.9%	17.1%	16.8%	17.2%	29.3%	20.1%	17.2%	17.6%	17.7%	16.7%	17.3%
Operating Income Ratio	16.9%	17.1%	16.8%	17.2%	18.6%	17.4%	17.2%	17.6%	17.7%	16.7%	17.3%

4. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary - Adjusted for ASU 2014-01

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2014
Operating Revenue
Premium Income
Individual Disability	$477.6	$120.1	$114.3	$114.9	$116.0	$465.3	$115.9	$116.0	$116.9	$117.3	$466.1
Voluntary Benefits	626.0	162.8	159.5	159.5	161.0	642.8	175.3	173.4	171.5	173.6	693.8
Total Premium Income	1,103.6	282.9	273.8	274.4	277.0	1,108.1	291.2	289.4	288.4	290.9	1,159.9
Net Investment Income	227.0	57.2	57.6	58.2	59.9	232.9	57.5	57.5	55.8	57.0	227.8
Other Income	29.0	8.4	9.0	6.5	7.0	30.9	8.7	7.0	6.9	7.1	29.7
Total	1,359.6	348.5	340.4	339.1	343.9	1,371.9	357.4	353.9	351.1	355.0	1,417.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	560.6	131.2	137.8	143.4	167.2	579.6	137.7	144.2	142.4	141.6	565.9
Commissions	243.6	63.9	54.8	56.6	57.0	232.3	66.6	61.9	62.3	63.4	254.2
Deferral of Acquisition Costs	(200.5)	(51.6)	(47.6)	(49.4)	(49.1)	(197.7)	(57.2)	(53.0)	(54.0)	(57.0)	(221.2)
Amortization of Deferred Acquisition Costs	164.6	67.4	46.0	40.3	39.6	193.3	59.1	47.6	46.8	46.9	200.4
Other Expenses	259.7	66.6	66.4	66.9	70.3	270.2	70.0	70.7	71.9	75.8	288.4
Total	1,028.0	277.5	257.4	257.8	285.0	1,077.7	276.2	271.4	269.4	270.7	1,087.7

Income Before Income Tax and Net Realized Investment Gains and Losses	331.6	71.0	83.0	81.3	58.9	294.2	81.2	82.5	81.7	84.3	329.7
UDB Reserve Increase	—	—	—	—	26.3	26.3	—	—	—	—	—
Operating Income	$331.6	$71.0	$83.0	$81.3	$85.2	$320.5	$81.2	$82.5	$81.7	$84.3	$329.7

Operating Ratios (% of Premium Income):
Income Ratio	30.0%	25.1%	30.3%	29.6%	21.3%	26.5%	27.9%	28.5%	28.3%	29.0%	28.4%
Operating Income Ratio	30.0%	25.1%	30.3%	29.6%	30.8%	28.9%	27.9%	28.5%	28.3%	29.0%	28.4%

4. 3

Unum Group Financial Results for Unum UK Segment

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2014
Operating Revenue
Premium Income
Group Long-term Disability	$409.7	$97.9	$96.3	$96.5	$99.2	$389.9	$103.0	$105.9	$104.5	$105.5	$418.9
Group Life	221.3	31.0	26.5	25.6	23.3	106.4	34.8	33.7	34.1	30.6	133.2
Supplemental	63.6	14.9	14.8	15.2	15.4	60.3	13.9	14.4	14.0	12.8	55.1
Total Premium Income	694.6	143.8	137.6	137.3	137.9	556.6	151.7	154.0	152.6	148.9	607.2
Net Investment Income	170.8	30.8	45.4	30.3	42.0	148.5	33.6	44.3	34.4	38.7	151.0
Other Income (Loss)	0.1	0.1	(0.1)	0.1	—	0.1	(0.1)	0.2	—	(0.1)	—
Total	865.5	174.7	182.9	167.7	179.9	705.2	185.2	198.5	187.0	187.5	758.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	541.4	100.0	115.8	96.9	100.6	413.3	106.4	114.0	108.0	102.6	431.0
Commissions	42.6	10.3	8.5	9.6	9.6	38.0	9.9	10.6	11.5	10.8	42.8
Deferral of Acquisition Costs	(11.8)	(2.3)	(2.4)	(2.4)	(2.7)	(9.8)	(2.2)	(2.5)	(2.9)	(2.9)	(10.5)
Amortization of Deferred Acquisition Costs	15.7	4.1	3.5	3.6	3.5	14.7	3.2	3.2	3.2	2.9	12.5
Other Expenses	146.3	31.3	24.0	28.7	33.0	117.0	31.4	33.6	33.7	35.9	134.6
Total	734.2	143.4	149.4	136.4	144.0	573.2	148.7	158.9	153.5	149.3	610.4

Operating Income	$131.3	$31.3	$33.5	$31.3	$35.9	$132.0	$36.5	$39.6	$33.5	$38.2	$147.8

Operating Income Ratio (% of Premium Income)	18.9%	21.8%	24.3%	22.8%	26.0%	23.7%	24.1%	25.7%	22.0%	25.7%	24.3%

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds, except exchange rate)
	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2014
Operating Revenue
Premium Income
Group Long-term Disability	£258.4	£63.1	£62.7	£62.2	£61.2	£249.2	£62.2	£62.9	£62.7	£66.6	£254.4
Group Life	139.6	20.0	17.3	16.5	14.4	68.2	21.0	20.0	20.5	19.3	80.8
Supplemental	40.1	9.7	9.6	9.7	9.5	38.5	8.4	8.6	8.3	8.1	33.4
Total Premium Income	438.1	92.8	89.6	88.4	85.1	355.9	91.6	91.5	91.5	94.0	368.6
Net Investment Income	107.7	19.8	29.6	19.5	26.0	94.9	20.3	26.3	20.6	24.4	91.6
Other Income (Loss)	—	—	—	0.1	—	0.1	—	0.1	(0.1)	0.1	0.1
Total	545.8	112.6	119.2	108.0	111.1	450.9	111.9	117.9	112.0	118.5	460.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	341.4	64.5	75.4	62.4	62.2	264.5	64.3	67.7	64.7	64.7	261.4
Commissions	26.9	6.6	5.6	6.1	6.0	24.3	6.0	6.3	6.9	6.8	26.0
Deferral of Acquisition Costs	(7.5)	(1.5)	(1.6)	(1.5)	(1.6)	(6.2)	(1.3)	(1.5)	(1.7)	(1.9)	(6.4)
Amortization of Deferred Acquisition Costs	9.9	2.7	2.3	2.3	2.0	9.3	1.9	1.9	1.9	1.9	7.6
Other Expenses	92.2	20.1	15.7	18.6	20.3	74.7	19.0	19.9	20.1	22.9	81.9
Total	462.9	92.4	97.4	87.9	88.9	366.6	89.9	94.3	91.9	94.4	370.5

Operating Income	£82.9	£20.2	£21.8	£20.1	£22.2	£84.3	£22.0	£23.6	£20.1	£24.1	£89.8

Weighted Average Pound/Dollar Exchange Rate	1.584	1.550	1.537	1.557	1.617	1.566	1.659	1.678	1.667	1.585	1.646

5. 1

Unum Group Financial Results for Colonial Life Segment - Adjusted for ASU 2014-01

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2014
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$724.5	$184.8	$184.7	$185.0	$184.2	$738.7	$189.1	$189.2	$190.7	$190.8	$759.8
Life	209.7	54.8	55.3	55.6	55.4	221.1	57.4	57.5	57.9	59.0	231.8
Cancer and Critical Illness	260.3	67.5	67.9	68.5	68.5	272.4	69.9	70.1	70.8	71.3	282.1
Total Premium Income	1,194.5	307.1	307.9	309.1	308.1	1,232.2	316.4	316.8	319.4	321.1	1,273.7
Net Investment Income	137.7	39.4	34.0	35.9	34.8	144.1	36.6	35.8	35.5	37.6	145.5
Other Income (Loss)	0.3	—	0.1	—	0.1	0.2	(0.1)	0.1	0.1	—	0.1
Total	1,332.5	346.5	342.0	345.0	343.0	1,376.5	352.9	352.7	355.0	358.7	1,419.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	627.3	161.3	160.3	164.0	181.4	667.0	159.8	164.6	168.3	167.9	660.6
Commissions	254.5	64.0	62.5	61.9	64.1	252.5	63.5	63.5	64.6	70.7	262.3
Deferral of Acquisition Costs	(206.3)	(51.9)	(50.7)	(50.1)	(52.3)	(205.0)	(52.5)	(52.7)	(54.3)	(61.3)	(220.8)
Amortization of Deferred Acquisition Costs	166.5	43.0	43.0	45.3	42.9	174.2	44.5	43.8	46.2	45.7	180.2
Other Expenses	217.1	55.0	56.1	55.3	57.9	224.3	58.5	58.6	59.2	61.7	238.0
Total	1,059.1	271.4	271.2	276.4	294.0	1,113.0	273.8	277.8	284.0	284.7	1,120.3

Income Before Income Tax and Net Realized Investment Gains and Losses	273.4	75.1	70.8	68.6	49.0	263.5	79.1	74.9	71.0	74.0	299.0
UDB Reserve Increase	—	—	—	—	20.1	20.1	—	—	—	—	—
Operating Income	$273.4	$75.1	$70.8	$68.6	$69.1	$283.6	$79.1	$74.9	$71.0	$74.0	$299.0

Operating Ratios (% of Premium Income):
Income Ratio	22.9%	24.5%	23.0%	22.2%	15.9%	21.4%	25.0%	23.6%	22.2%	23.0%	23.5%
Operating Income Ratio	22.9%	24.5%	23.0%	22.2%	22.4%	23.0%	25.0%	23.6%	22.2%	23.0%	23.5%

Unum Group Financial Results for Closed Block Segment - Adjusted for ASU 2014-01

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2014
Operating Revenue
Premium Income
Individual Disability	$736.4	$181.8	$170.6	$169.3	$165.8	$687.5	$161.1	$157.8	$154.0	$151.9	$624.8
Long-term Care (LTC)	631.9	158.8	157.8	157.0	157.0	630.6	156.5	157.1	158.3	159.0	630.9
All Other	2.2	(0.3)	0.4	—	0.6	0.7	0.3	0.2	0.2	0.2	0.9
Total Premium Income	1,370.5	340.3	328.8	326.3	323.4	1,318.8	317.9	315.1	312.5	311.1	1,256.6
Net Investment Income	1,229.7	312.4	315.6	314.7	327.5	1,270.2	315.5	325.8	317.2	323.0	1,281.5
Other Income	100.1	24.1	23.8	23.6	22.4	93.9	21.6	24.5	23.4	22.3	91.8
Total	2,700.3	676.8	668.2	664.6	673.3	2,682.9	655.0	665.4	653.1	656.4	2,629.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	2,314.9	579.3	571.0	570.7	572.0	2,293.0	555.6	560.0	559.3	1,256.2	2,931.1
Commissions	112.6	28.0	27.1	26.8	31.9	113.8	26.1	25.4	25.6	24.4	101.5
Interest and Debt Expense	10.4	2.2	2.1	2.1	2.0	8.4	1.9	1.8	1.8	1.8	7.3
Other Expenses	167.7	40.7	38.9	40.0	40.8	160.4	43.1	41.6	40.7	42.8	168.2
Total	2,605.6	650.2	639.1	639.6	646.7	2,575.6	626.7	628.8	627.4	1,325.2	3,208.1

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses	94.7	26.6	29.1	25.0	26.6	107.3	28.3	36.6	25.7	(668.8)	(578.2)
LTC Reserve Increase	—	—	—	—	—	—	—	—	—	698.2	698.2
Operating Income	$94.7	$26.6	$29.1	$25.0	$26.6	$107.3	$28.3	$36.6	$25.7	$29.4	$120.0

Operating Ratios (% of Premium Income):
Income Ratio	6.9%	7.8%	8.9%	7.7%	8.2%	8.1%	8.9%	11.6%	8.2%	(215.0)%	(46.0)%
Operating Income Ratio	6.9%	7.8%	8.9%	7.7%	8.2%	8.1%	8.9%	11.6%	8.2%	9.5%	9.5%

Unum Group Financial Results for Corporate Segment - Adjusted for ASU 2014-01

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2014
Operating Revenue
Net Investment Income	$45.1	$9.3	$6.7	$7.9	$0.8	$24.7	$7.0	$8.3	$9.8	$10.2	$35.3
Other Income (Loss)	2.8	1.6	0.8	0.3	5.0	7.7	1.5	(0.2)	0.9	2.8	5.0
Total	47.9	10.9	7.5	8.2	5.8	32.4	8.5	8.1	10.7	13.0	40.3

Interest and Other Expenses	134.3	37.1	37.1	33.6	39.7	147.5	35.0	49.7	35.8	37.4	157.9

Operating Loss Including Costs Related to Early Retirement of Debt	(86.4)	(26.2)	(29.6)	(25.4)	(33.9)	(115.1)	(26.5)	(41.6)	(25.1)	(24.4)	(117.6)
Costs Related to Early Retirement of Debt	—	—	—	—	—	—	—	13.2	—	—	13.2
Operating Loss	$(86.4)	$(26.2)	$(29.6)	$(25.4)	$(33.9)	$(115.1)	$(26.5)	$(28.4)	$(25.1)	$(24.4)	$(104.4)

Unum Group Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Operating revenue, which excludes realized investment gains or losses;

•
Before-tax operating income or loss, which excludes realized investment gains or losses, non-operating retirement-related gains or losses, income tax, and certain other items, as applicable, and after-tax operating income or loss which includes income tax;

•	Operating return on equity, which is calculated using after-tax operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on cash flow hedges;

•
Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on cash flow hedges, and the non-recourse debt and associated capital of Tailwind Holdings, LLC and Northwind Holdings, LLC; and

•	Book value per common share, which is calculated excluding AOCI.

Realized investment gains or losses, non-operating retirement-related gains or losses, unrealized gains or losses on securities and net gains on cash flow hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 9.1.

Unum Group Reconciliation of Non-GAAP Financial Measures

	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014
Debt, As Reported	$2,755.4	$2,673.9	$2,644.0	$2,631.3	$2,612.0	$2,948.2	$2,792.0	$2,783.3	$2,780.6
Excluding Non-recourse Debt	562.5	485.0	470.0	455.0	440.0	425.0	410.0	404.8	398.4
Debt, As Adjusted	$2,192.9	$2,188.9	$2,174.0	$2,176.3	$2,172.0	$2,523.2	$2,382.0	$2,378.5	$2,382.2

Total Stockholders' Equity, As Reported	$8,604.6	$8,547.0	$8,367.0	$8,653.5	$8,639.9	$8,933.4	$9,218.3	$9,216.6	$8,521.9
Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	1,275.1	1,192.0	701.1	824.6	532.0	723.3	870.7	845.5	681.3
Excluding Northwind and Tailwind Capital	870.6	850.1	848.0	843.0	846.4	848.5	840.0	842.0	849.9
	6,458.9	6,504.9	6,817.9	6,985.9	7,261.5	7,361.6	7,507.6	7,529.1	6,990.7
Debt, As Adjusted	2,192.9	2,188.9	2,174.0	2,176.3	2,172.0	2,523.2	2,382.0	2,378.5	2,382.2
Total Capital, As Adjusted	$8,651.8	$8,693.8	$8,991.9	$9,162.2	$9,433.5	$9,884.8	$9,889.6	$9,907.6	$9,372.9

Leverage Ratio	25.3%	25.2%	24.2%	23.8%	23.0%	25.5%	24.1%	24.0%	25.4%

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2014
Per Share*:
After-tax Operating Income	$3.13	$0.79	$0.81	$0.84	$0.84	$3.28	$0.85	$0.90	$0.86	$0.89	$3.51
Net Realized Investment Gain (Loss), Net of Tax	0.13	0.03	0.03	(0.06)	0.02	0.02	0.01	0.07	—	(0.04)	0.05
Non-operating Retirement-related Loss, Net of Tax	(0.11)	(0.04)	(0.03)	(0.01)	—	(0.08)	—	—	—	(0.17)	(0.18)
Costs Related to Early Retirement of Debt, Net of Tax	—	—	—	—	—	—	—	(0.04)	—	—	(0.04)
LTC Reserve Increase, Net of Tax	—	—	—	—	—	—	—	—	—	(1.80)	(1.77)
UDB Reserve Increase, Net of Tax	—	—	—	—	(0.24)	(0.24)	—	—	—	—	—
Group Life Waiver Reserve Reduction, Net of Tax	—	—	—	—	0.21	0.21	—	—	—	—	—
Net Income (Loss)	$3.15	$0.78	$0.81	$0.77	$0.83	$3.19	$0.86	$0.93	$0.86	$(1.12)	$1.57

* Assuming Dilution

9. 1

Unum Group Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Operating Income (Loss)	Average Allocated Equity(1)	Operating Return on Equity

Year Ended December 31, 2012
Unum US	$552.6	$4,024.0	13.7%
Unum UK	99.2	811.2	12.2%
Colonial Life	177.7	1,064.4	16.7%
Core Operating Segments	829.5	5,899.6	14.1%
Closed Block	61.8	2,234.2
Corporate	(10.1)	(896.9)
Total	$881.2	$7,236.9	12.2%

Year Ended December 31, 2013
Unum US	$556.5	$4,141.8	13.4%
Unum UK	104.5	744.3	14.0%
Colonial Life	184.4	1,122.6	16.4%
Core Operating Segments	845.4	6,008.7	14.1%
Closed Block	70.0	2,580.4
Corporate	(44.0)	(870.4)
Total	$871.4	$7,718.7	11.3%

Year Ended December 31, 2014
Unum US	$554.9	$4,157.4	13.3%
Unum UK	116.4	635.3	18.3%
Colonial Life	194.4	1,163.1	16.7%
Core Operating Segments	865.7	5,955.8	14.5%
Closed Block	79.2	2,756.3
Corporate	(45.8)	(737.8)
Total	$899.1	$7,974.3	11.3%

(1)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the adjusted stockholders' equity balances presented on page 2 and 9.4.

9. 2

Unum Group Reconciliation of Non-GAAP Financial Measures - Continued

	Year Ended
	12/31/2012	12/31/2013	12/31/2014
After-tax Operating Income	$881.2	$871.4	$899.1
Net Realized Investment Gain, Net of Tax	37.1	3.9	12.8
Non-operating Retirement-related Loss, Net of Tax	(30.2)	(21.4)	(45.6)
Costs Related to Early Retirement of Debt	—	—	(10.4)
LTC Reserve Increase, Net of Tax	—	—	(453.8)
UDB Reserve Increase, Net of Tax	—	(62.1)	—
Waiver Reserve Reduction, Net of Tax	—	55.2	—
Net Income	$888.1	$847.0	$402.1

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2014
Operating Revenue	$10,475.3	$2,618.1	$2,592.4	$2,570.5	$2,580.8	$10,361.8	$2,608.1	$2,630.9	$2,613.1	$2,656.3	$10,508.4
Net Realized Investment Gain (Loss)	56.2	10.3	13.3	(26.1)	9.3	6.8	6.3	25.9	1.2	(17.3)	16.1
Revenue	$10,531.5	$2,628.4	$2,605.7	$2,544.4	$2,590.1	$10,368.6	$2,614.4	$2,656.8	$2,614.3	$2,639.0	$10,524.5

Operating Income	$1,255.8	$312.0	$314.9	$316.4	$313.3	$1,256.6	$324.9	$338.5	$317.2	$326.7	$1,307.3
Net Realized Investment Gain (Loss)	56.2	10.3	13.3	(26.1)	9.3	6.8	6.3	25.9	1.2	(17.3)	16.1
Non-operating Retirement-related Loss	(46.4)	(14.9)	(12.9)	(2.7)	(2.4)	(32.9)	(1.4)	(1.4)	(1.4)	(65.8)	(70.0)
Costs Related to Early Retirement of Debt	—	—	—	—	—	—	—	(13.2)	—	—	(13.2)
LTC Reserve Increase	—	—	—	—	—	—	—	—	—	(698.2)	(698.2)
UDB Reserve Increase	—	—	—	—	(95.5)	(95.5)	—	—	—	—	—
Group Life Waiver Reserve Reduction	—	—	—	—	85.0	85.0	—	—	—	—	—
Income (Loss) Before Income Tax	$1,265.6	$307.4	$315.3	$287.6	$309.7	$1,220.0	$329.8	$349.8	$317.0	$(454.6)	$542.0

9. 3

Unum Group Reconciliation of Non-GAAP Financial Measures - Continued

(in millions)	12/31/2011
Total Stockholders' Equity, As Reported	$8,168.0
Net Unrealized Gain on Securities	614.8
Net Gain on Cash Flow Hedges	408.7
Total Stockholders' Equity, As Adjusted	$7,144.5

9. 4